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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Citadel Holding Corporation on Form S-8 of our reports dated March 27, 2000 appearing in the Annual Report on Form 10-K of Citadel Holding Corporation for the year ended December 31, 1999.



                                  /s/ Deloitte & Touche LLP


Los Angeles, California
January 12, 2001